Crawford & Company Third Quarter 2021  Earnings Conference Call CRD-A & CRD-B (NYSE)

Forward-Looking Statements and Additional Information Forward-Looking Statements This presentation contains forward-looking statements, including statements about the expected future financial condition, results of operations and earnings outlook of Crawford & Company. Statements, both qualitative and quantitative, that are not statements of historical fact may be "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and other securities laws. Forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from historical experience or Crawford & Company's present expectations. Accordingly, no one should place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Crawford & Company does not undertake to update forward-looking statements to reflect the impact of circumstances or events that may arise or not arise after the date the forward-looking statements are made. Results for any interim period presented herein are not necessarily indicative of results to be expected for the full year or for any other future period. For further information regarding Crawford & Company, and the risks and uncertainties involved in forward-looking statements, please read Crawford & Company's reports filed with the Securities and Exchange Commission and available at www.sec.gov or in the Investor Relations portion of Crawford & Company's website at https://ir.crawco.com. Crawford's business is dependent, to a significant extent, on case volumes. The Company cannot predict the future trend of case volumes for a number of reasons, including the fact that the frequency and severity of weather-related claims and the occurrence of natural and man-made disasters, which are a significant source of cases and revenue for the Company, are generally not subject to accurate forecasting. Revenues Before Reimbursements ("Revenues") Revenues Before Reimbursements are referred to as "Revenues" in both consolidated and segment charts, bullets and tables throughout this presentation. Segment and Consolidated Operating Earnings Under the Financial Accounting Standards Board's Accounting Standards Codification ("ASC") Topic 280, "Segment Reporting," the Company has defined segment operating earnings as the primary measure used by the Company to evaluate the results of each of its three operating segments. Segment operating earnings represent segment earnings, including the direct and indirect costs of certain administrative functions required to operate our business, but excludes unallocated corporate and shared costs and credits, net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, gain on disposition of businesses, income taxes and net income or loss attributable to noncontrolling interests and redeemable noncontrolling interests. Earnings Per Share The Company's two classes of stock are substantially identical, except with respect to voting rights and the Company's ability to pay greater cash dividends on the non-voting Class A Common Stock than on the voting Class B Common Stock, subject to certain limitations. In addition, with respect to mergers or similar transactions, holders of Class A Common Stock must receive the same type and amount of consideration as holders of Class B Common Stock, unless different consideration is approved by the holders of 75% of the Class A Common Stock, voting as a class. In certain periods, the Company has paid a higher dividend on CRD-A than on CRD-B. This may result in a different earnings per share ("EPS") for each class of stock due to the two-class method of computing EPS as required by ASC Topic 260 - "Earnings Per Share". The two-class method is an earnings allocation method under which EPS is calculated for each class of common stock considering both dividends declared and participation rights in undistributed earnings as if all such earnings had been distributed during the period. Segment Gross Profit Segment gross profit is defined as revenues, less direct costs, which exclude indirect centralized administrative support costs allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage. Non-GAAP Financial Information For additional information about certain non-GAAP financial information presented herein, see the Appendix following this presentation.

Demonstrated ability to execute on inorganic growth strategy Third Quarter 2021 Crawford’s strong revenue growth and disciplined M&A activity in the third quarter propelling business forward Q3 NON-GAAP METRICS¹ 14% Revenues See appendix for non-GAAP explanation and reconciliation of non-GAAP measures Based on CRD-A as of 9/30/21 $0.24 EPS2 Our strategy execution is bearing favorable results Made three strategic acquisitions, which demonstrate commitment to our strategic pillars: edjuster – contents valuation expertise Praxis Consulting – subrogation market leader BosBoon – specialist loss adjusters Strong revenue growth driven by US, UK, and Australian markets We are continuing to experience an uneven recovery in some of our international operations – primarily Canada, Asia, Latin America and Europe $103.7M Net Debt Key Highlights

Our M&A is aligned to the three pillars of our strategy M&A Strategy Digital Expertise Quality Bring digital enablement Short circuit lead times Differentiated and entrenched Improves customer experience Enhances the quality value proposition Usually in tandem with Digital or Expertise Special capability in the ecosystem People or process based Praxis edjuster Asservio HBA Legal Crawford Carvallo BosBoon Complement primary organic growth Deliver improved profitability and productivity Increase customer stickiness and deepen wallet-share

Operational Overview

In August 2021, Crawford acquired 100% of edjuster, the contents valuation leader in North America Total purchase price of $33.1 million, with an upfront payment of $21.0 million in cash and other consideration with the balance structured as an earnout over a two-year period Offers on-site contents inventory services, desktop-based and digital services that operate on a proprietary contents management platform that offers a full-featured, easy-to-use SaaS contents valuation solution Rapidly growing U.S. presence and opportunity to expand in the $500 million North American contents market benefitting from secular adoption of content-inclusive home insurance policies Supports our strategic pillar—digital that simplifies—and aligns with our purpose and envisioned future Significant opportunity to leverage Crawford’s client base and accelerate edjuster’s growth edjuster FY2020 revenues: $14.0 million edjuster Two decades of recognized experience in the industry and a blue-chip carrier client base

In October 2021, Crawford acquired the assets of Praxis Consulting, Inc. — the leading provider of outsourced subrogation claims management and recovery services in the United States Total purchase price of $55.5 million, with an upfront payment of $45.5 million in cash with the balance structured as an earnout over a two-year period Enhances presence and market share in an area of the insurance claims ecosystem where Crawford is underpenetrated  Formal entry point into $1.0B subrogation recovery market by acquiring a reputable brand, execution capability and longstanding client relationships to offer proven service offering to Crawford customers Supports our strategic pillar—service expertise—and aligns with our purpose and envisioned future Significant opportunity to leverage Crawford’s client base and accelerate Praxis Consulting’s growth Praxis Consulting FY2020 revenues: $14.3 million Praxis Consulting Leader in the subrogation claims market with over 20 years of recognized experience and proven results

8

BosBoon

More than two decades of specialist loss adjusting experience and a blue-chip client base

Crawford | BosBoon Expertise

- In October 2021, Crawford acquired 100% of BosBoon Expertise Group B.V., a reputable specialist loss adjusting company based in The Netherlands
- Total purchase price of $4.9 million, structured as an upfront payment of $3.0 million in cash with the balance in an earnout over a two-year period
- Primarily offers expert loss adjusting services for construction, engineering, liability, bodily injury, marine and property lines, and provides third party administration services
- Adding specialist loss adjusters takes Crawford Netherlands' talent strength to 100+ adjusters
- Significant opportunity to cross-sell expertise and to utilize adjuster capacity
- Supports our strategic pillar—**expertise** that is deep and eminent—and aligns with our purpose and envisioned future
- Strengthens position of Crawford Global Technical Services® in the Benelux region to Top 5 by bolstering construction and liability book of business and adding scale to marine and high-growth bodily injury services
- BosBoon FY2020 revenues: $3.4 million

Crawford

9 Impact Across Our Global Service Lines (GSLs) Third Quarter Performance Revenue $100.2M Operating Earnings $5.0M Revenue growth of 12% over the prior year period Recovering economic activity in US and impact from Hurricane Ida Benign claims environment and COVID pressures in Canada along with continued headwinds in Asia put a strain on margins, offsetting strength in the US and UK businesses Revenue growth of 13% over prior year period Impact of COVID still being felt in Canada and EU Medical management is below pre-pandemic levels Revenue growth of 21% over the prior year period Continued investment to build platform capabilities Networks business core driver of growth helped by severe weather Loss Adjusting 43% of total revenues TPA: Broadspire 35% of  total revenues Platform Solutions 22% of  total revenues Revenue $124.0M Operating Earnings $7.1M Revenue $64.3M Operating Earnings $11.0M

Net Promoter Score Increased overall score to 49, up three points from Q2 Referenced as part of our standard operations to further improve client service  Added close to $37.0 million in new and enhanced business  New and Renewal Business Activity¹ Retained 94% of our US Broadspire business through September Strong market interest in Crawford Inspection Services  10 Customer Excellence Maintained and exceeded pre-pandemic client service delivery levels (1) Estimated new and enhanced revenue won during the third quarter (2) Trailing twelve month 49 NPS² $37M 94% a Retained US Broadspire business New and enhanced business won

Financial Overview

(1) See appendix for non-GAAP explanation and reconciliation of non-GAAP measures. 12 Third Quarter 2021 Financial Summary Quarter Ended September 30, September 30, ($ in millions, except per share amounts) 2021 2020 % Change Revenues $288.5 $253.1 14% Non-GAAP Revenues excluding foreign exchange fluctuations(1) $279.1 $253.1 10% Net Income Attributable to Shareholders of Crawford & Company $11.2 $24.4 (54)% Diluted Earnings per Share CRD-A $0.20 $0.46 (57)% CRD-B $0.21 $0.46 (54)% Non-GAAP Diluted Earnings per Share 1 CRD-A $0.24 $0.34 (29)% CRD-B $0.25 $0.34 (26)% Adjusted Operating Earnings 1 $20.8 $28.1 (26)% Adjusted Operating Margin 1 7.2% 11.1% (390bps) Adjusted EBITDA 1 $29.5 $35.1 (16)% Adjusted EBITDA Margin 1 10.2% 13.8% (360bps)

Highlights Revenue growth of 12% over the prior year period Recovering economic activity in US and impact from Hurricane Ida Benign claims environment and COVID pressures in Canada along with continued headwinds in Asia put a strain on margins, offsetting strength in the US and UK businesses Operating Results (3Q 2021 v. 3Q 2020) Revenues of $124.0 million versus $110.9 million Constant dollar revenues of $117.3 million Gross profit of $28.2 million versus $33.2 million Gross profit margin of 22.7% versus 29.9% Operating earnings of $7.1 million versus $14.1 million Operating margin of 5.7% versus 12.7% Crawford Loss Adjusting Three months ended (in thousands, except percentages) September 30, 2021 September 30, 2020 Variance Revenues $123,965 $110,929 11.8% Direct expenses 95,782 77,758 23.2% Gross profit 28,183 33,171 (15.0)% Indirect expenses 21,120 19,032 11.0% Operating earnings $7,063 $14,139 (50.0)% Gross profit margin 22.7% 29.9% (7.2)% Operating margin 5.7% 12.7% (7.0)% Total cases received 97,719 89,558 9.1% Full time equivalent employees 3,492 3,262 7.1%

Crawford Platform Solutions Highlights Revenue growth of 21% over the prior year period Continued investment to build platform capabilities Networks business core driver of growth helped by severe weather Operating Results (3Q 2021 v. 3Q 2020) Revenues of $64.3 million versus $53.3 million Constant dollar revenues of $63.7 million Gross profit of $16.4 million versus $14.4 million Gross profit margin of 25.6% versus 27.0% Operating earnings of $11.0 million versus $10.7 million Operating margin of 17.1% versus 20.0% Three months ended (in thousands, except percentages) September 30, 2021 September 30, 2020 Variance Revenues $64,314 $53,287 20.7% Direct expenses 47,879 38,886 23.1% Gross profit 16,435 14,401 14.1% Indirect expenses 5,467 3,746 45.9% Operating earnings $10,968 $10,655 2.9% Gross profit margin 25.6% 27.0% (1.4)% Operating margin 17.1% 20.0% (2.9)% Total cases received 139,917 131,958 6.0% Full time equivalent employees 1,363 1,099 24.1%

Crawford TPA Solutions Highlights Revenue growth of 13% over prior year period Impact of COVID still being felt in Canada and EU Medical management is below pre-pandemic levels Operating Results (3Q 2021 v. 3Q 2020) Revenues of $100.2 million versus $88.9 million Constant dollar revenues of $98.1 million Gross profit of $19.8 million versus $17.9 million Gross profit margin of 19.7% versus 20.1% Operating earnings of $5.0 million versus $4.3 million Operating margin of 5.0% versus 4.8% Three months ended (in thousands, except percentages) September 30, 2021 September 30, 2020 Variance Revenues $100,221 $88,908 12.7% Direct expenses 80,439 71,048 13.2% Gross profit 19,782 17,860 10.8% Indirect expenses 14,748 13,572 8.7% Operating earnings $5,034 $4,288 17.4% Gross profit margin 19.7% 20.1% (0.4)% Operating margin 5.0% 4.8% 0.2% Total cases received 193,112 196,385 (1.7)% Full time equivalent employees 3,608 3,030 19.1%

Additional Financial Matters Unallocated Corporate and Shared Costs and Credits Unallocated corporate costs of $2.3 million compared to $1.0 million in the prior year period Increase primarily due to an increase in professional fees compared to 2020 and a reduction in CEWS benefits Canada Emergency Wage Subsidy Realized a $1.8 million pretax benefit versus $4.7 million benefit in Q3 2020 Don’t expect to recognize any further benefits following October 2021 Share Repurchases On a year-to-date basis, repurchased approximately 531,000 shares of CRD-A and 111,000 shares of CRD-B at an average per share cost of $9.63 and $8.68, respectively Total cost of share repurchases during 2021 was $6.1 million On November 4, the Company’s Board of Directors authorized the repurchase of up to 2.0 million shares of CRD-A and CRD-B through December 31, 2023 Revolving Credit Agreement Subsequent to quarter end, we negotiated a five-year agreement, which provides better terms, improved pricing, and enhanced financial flexibility to support our strategic objectives

(1) See Appendix for non-GAAP explanation and reconciliation Balance Sheet Highlights Unaudited ($ in thousands) September 30,  2021 December 31, 2019 December 31,  2020 December 31, 2018 Change Change Cash and cash equivalents $ 36,929 $ 44,656 $ (7,727) Accounts receivable, net 136,729 123,060 13,669 Unbilled revenues, net 127,510 103,528 23,982      Total receivables 264,239 226,588 37,651 Goodwill 85,696 66,537 19,159 Intangible assets arising from business acquisitions, net 75,613 71,176 4,437 Deferred revenues 54,580 51,369 3,211 Pension liabilities 36,884 53,886 (17,002) Short-term borrowings and current portion of finance leases 1,582 1,837 (255) Long-term debt, less current portion 139,028 111,758 27,270      Total debt 140,610 113,595 27,015 Total stockholders' equity attributable to Crawford & Company 220,396 186,939 33,457 Net debt 1 103,681 68,939 34,742

18 Net Debt and Pension Liability $103.7 million $36.9 million Net debt at $103.7 million Pension liability at $36.9 million $171.2 million $121.7 million

(1) See Appendix for non-GAAP explanation and reconciliation Operating And Free Cash Flow Unaudited ($ in thousands) 2021 2019 2020 2018 Change Change Net Income Attributable to Shareholders of Crawford & Company $ 29,039 $ 18,896 $ 10,143 Depreciation and Other Non-Cash Operating Items 36,242 31,658 4,584 Goodwill Impairment — 17,674 (17,674) Gain on Disposition of Businesses, net — (13,763) 13,763 Billed Receivables Change (7,352) 485 (7,837) Unbilled Receivables Change (18,990) (9,223) (9,767) Change in Accrued Compensation, 401K, and Other Payroll 8,612 5,130 3,482 Change in Accrued and Prepaid Income Taxes (8,627) 2,462 (11,089) Other Working Capital Changes (9,355) 7,452 (16,807) U.S. and U.K. Pension Contributions (9,526) (3,455) (6,071) Cash Flows from Operating Activities 20,043 57,316 (37,273) Property & Equipment Purchases, net (5,251) (10,850) 5,599 Capitalized Software (internal and external costs) (15,372) (12,793) (2,579) Free Cash Flow1 $ (580) $ 33,673 $ (34,253) For the year to date periods ended September 30,

Strategy Overview

Evolving Crawford's Strategy for Long-Term Growth Benchmark in quality and experience Digitally enabled for productivity Broadest global reach Major and Complex: Grow by investing in expertise High Volume Claims: Improve margin through efficiency Most comprehensive alternatives to traditional loss adjusting New end market capabilities enabled by tech, built on years of claims experience Scaling our offerings with compelling transactional economics Industry leading data and analytics for improved claims outcomes Leveraging digital and technology capabilities to improve adjuster and customer experience Margin enhancement through scaling LOSS ADJUSTING TPA PLATFORM SOLUTIONS Expertise that is deep and eminent Quality that sets the industry benchmark Digital that simplifies OUR STRATEGIC PILLARS Our enhanced operating structure creates a better focus for management to leverage customer synergies and simplify our capital allocation framework

Advancing Crawford’s Strategy Hired 62 specialist adjusters year to date, marking solid progress on three-year goal Benefiting from digital investments we have made in Australia and the UK Q3 2021 continued to deliver high number of transactions Top-five US carriers within the Platform Solutions Segment continued as major drivers of growth in the quarter Gaining traction in North America in Managing General Agent, Captive and carrier outsource market leveraging technology and data insights Internationally, differentiating through digital product offering Crawford Legal Services driving market share gains Strategic evolution to reimagine claims ecosystem We are building upon our already solid foundation as we aim to further position the business for future growth and cash generation LOSS ADJUSTING TPA PLATFORMS

Appendix: Non-GAAP Financial Information 24

Appendix: Non-GAAP Financial Information Measurements of financial performance not calculated in accordance with GAAP should be considered as supplements to, and not substitutes for, performance measurements calculated or derived in accordance with GAAP. Any such measures are not necessarily comparable to other similarly-titled measurements employed by other companies. Reimbursements for Out-of-Pocket Expenses In the normal course of our business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under GAAP, these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In this presentation, we do not believe it is informative to include in reported revenues the amounts of reimbursed expenses and related revenues, as they offset each other in our consolidated results of operations with no impact to our net income or operating earnings. As a result, unless noted in this presentation, revenue and expense amounts exclude reimbursements for out-of-pocket expenses. Net Debt Net debt is computed as the sum of long-term debt, capital leases and short-term borrowings less cash and cash equivalents. Management believes that net debt is useful because it provides investors with an estimate of what the Company's debt would be if all available cash was used to pay down the debt of the Company. The measure is not meant to imply that management plans to use all available cash to pay down debt. Free Cash Flow Management believes free cash flow is useful to investors as it presents the amount of cash the Company has generated that can be used for other purposes, including additional contributions to the Company's defined benefit pension plans, discretionary prepayments of outstanding borrowings under our credit agreement, and return of capital to shareholders, among other purposes. It does not represent the residual cash flow of the Company available for discretionary expenditures. Segment and Consolidated Operating Earnings Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker to evaluate the financial performance of our Company and operating segments and make resource allocation and certain compensation decisions. Management believes operating earnings is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria our management and chief operating decision maker use. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs and credits, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, gain on on disposition of businesses, income taxes and net income or loss attributable to noncontrolling interests.

Appendix: Non-GAAP Financial Information (cont.) Segment and Consolidated Gross Profit Gross profit is defined as revenues less direct expenses which exclude indirect overhead expenses allocated to the business. Indirect expenses consist of centralized administrative support costs, regional and local shared services that are allocated to each segment based on usage.   Adjusted EBITDA Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of the Company with recurring adjustments for depreciation and amortization, net corporate interest expense, income taxes and stock-based compensation expense. Additionally, adjustments for non-recurring expenses for gain on disposition of businesses have been included in the calculation of adjusted EBITDA. Adjusted EBITDA is not a term defined by GAAP and as a result our measure of adjusted EBITDA might not be comparable to similarly titled measures used by other companies. Adjusted Revenue, Operating Earnings, Pretax Earnings, Net Income, Diluted Earnings per Share and EBITDA Included in non-GAAP adjusted measurements as an add back or subtraction to GAAP measurements, are impacts of amortization of customer-relationship intangible assets, the goodwill impairment and loss on disposition of business, which arise from non-core items not directly related to our normal business or operations, or our future performance. Management believes it is useful to exclude these charges when comparing net income and diluted earnings per share across periods, as these charges are not from ordinary operations.

Total Revenues Before Reimbursements by Major Currency The following table illustrates revenue as a percentage of total revenue in the major currencies of the geographic areas in which Crawford does business:   Three Months Ended   (in thousands) September 30, 2021   September 30, 2020   Geographic Area Currency USD equivalent % of total   USD equivalent % of total   U.S. USD $ 175,554 60.9% $ 152,720 60.3%   U.K. GBP 35,764 12.4% 30,067 11.9%   Canada CAD 21,038 7.3% 22,266 8.8%   Australia AUD 27,705 9.6% 21,197 8.4%   Europe EUR 14,007 4.9% 12,730 5.0%   Rest of World Various 14,432 4.9%   14,144 5.6%   Total Revenues, before reimbursements $ 288,500 100.0% $ 253,124 100.0%

Reconciliation of Non-GAAP Items Revenues, Costs of Services Provided, and Operating Earnings Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Revenues Before Reimbursements Total Revenues $ 297,562 $ 261,669 Reimbursements (9,062) (8,545) Revenues Before Reimbursements 288,500 253,124 Costs of Services Provided, Before Reimbursements Total Costs of Services 220,079 185,606 Reimbursements (9,062) (8,545) Costs of Services Provided, Before Reimbursements $ 211,017 $ 177,061 Quarter Ended Quarter Ended Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Operating Earnings: Crawford Loss Adjusting $ 7,063 $ 14,139 Crawford Platform Solutions 10,968 10,655 Crawford TPA Solutions 5,034 4,288 Unallocated corporate and shared costs and credits, net (2,266) (1,027) Consolidated Operating Earnings 20,799 28,055 (Deduct) Add: Net corporate interest expense (1,648) (1,599) Stock option expense (296) (457) Amortization expense (2,877) (3,665) Gain on disposition of business, net — 14,104 Income tax provision (4,866) (11,729) Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests 83 (312) Net Income Attributable to Shareholders of Crawford & Company $ 11,195 $ 24,397

Reconciliation of Non-GAAP Items (cont.) Adjusted EBITDA ) Quarter Ended Quarter Ended September 30, December 31, September 30, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net income attributable to shareholders of Crawford & Company $ 11,195 $ 24,397 Add: Depreciation and amortization 9,826 10,700 Stock-based compensation 2,001 734 Net corporate interest expense 1,648 1,599 Gain on disposition of business, net — (14,104) Income tax provision 4,866 11,729 Adjusted EBITDA $ 29,536 $ 35,055

Reconciliation of Non-GAAP Items (cont.) Net Debt September 30, December 31, December 31, December 31, Unaudited ($ in thousands) 2021 2019 2020 2018 Net Debt Short-term borrowings $ 1,500 $ 1,570 Current installments of finance leases and other obligations 82 267 Long-term debt and finance leases, less current installments 139,028 111,758 Total debt 140,610 113,595 Less: Cash and cash equivalents 36,929 44,656 Net debt $ 103,681 $ 68,939

Reconciliation of Non-GAAP Items (cont.) Segment Gross Profit Three months ended Three months ended ($ in thousands) September 30, 2021 December 31, 2019 September 30, 2020 December 31, 2018 Segment gross profit: Crawford Loss Adjusting $ 28,183 $ 33,171 Crawford Platform Solutions 16,435 14,401 Crawford TPA Solutions 19,782 17,860 Segment gross profit 64,400 65,432 Segment indirect costs: Crawford Loss Adjusting (21,120) (19,033) Crawford Platform Solutions (5,467) (3,745) Crawford TPA Solutions (14,748) (13,572) Unallocated corporate and shared costs, net (2,266) (1,027) Consolidated operating earnings 20,799 28,055 Net corporate interest expense (1,648) (1,599) Stock option expense (296) (457) Amortization expense (2,877) (3,665) Gain on disposition of business, net — 14,104 Income tax provision (4,866) (11,729) Net loss (income) attributable to noncontrolling interests and redeemable noncontrolling interests 83 (312) Net income attributable to shareholders of Crawford & Company $ 11,195 $ 24,397

32

Reconciliation of Third Quarter Non-GAAP Results

Three Months Ended September 30, 2021

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company	Diluted Earnings per CRD-A Share	Diluted Earnings per CRD-B Share
GAAP	$ 288,500	$ 20,799	$ 15,978	$ 11,195	$ 0.20	$ 0.21
Adjustments:						
Amortization of intangible assets	—	—	2,877	2,158	0.04	0.04
Non-GAAP Adjusted	$ 288,500	$ 20,799	$ 18,855	$ 13,353	$ 0.24	$ 0.25

Three Months Ended September 30, 2020

Unaudited ($ in thousands)	Revenues	Non-GAAP Operating Earnings	Pretax Earnings	Net Income Attributable to Crawford & Company[(1)]	Diluted Earnings per CRD-A Share[(1)]	Diluted Earnings per CRD-B Share[(1)]
GAAP	$ 253,124	$ 28,055	$ 36,438	$ 24,397	$ 0.46	$ 0.46
Adjustments:						
Amortization of intangible assets	—	—	3,665	2,749	0.05	0.05
Income tax impact of first quarter goodwill impairment	—	—	—	1,935	0.04	0.04
Gain on disposition of business	—	—	(14,104)	(11,072)	(0.21)	(0.21)
Non-GAAP Adjusted	$ 253,124	$ 28,055	$ 25,999	$ 18,009	$ 0.34	$ 0.34

(1) The income tax impact of goodwill impairment was based on the estimated annual effective income tax rate. Due to the non-discrete income tax treatment of the first quarter 2020 goodwill impairment, the income tax benefit normalized as income was earned during the remainder of the year, resulting in a lower full year income tax benefit during 2020.

Crawford